                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement               Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                TRIMEDYNE, INC.
               (Name of Registrant as Specified In Its Charter)


                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                                TRIMEDYNE, INC.
                       P.O. Box 57001, 2801 Barranca Rd.
                             Irvine, CA 92619-7001

                               ----------------

                   Notice of Annual Meeting of Stockholders

                               ----------------

   NOTICE IS HEREBY GIVEN, that the Annual Meeting of the Stockholders of Trimedyne, Inc. (the "Company") will be held at 2:00 p.m. on June 5, 2000 at 2801 Barranca Road, Irvine, CA 92606 for the election of two Class 3 directors of the Company to hold office for a three year period and until their successors have been duly elected and qualified, to approve the increase of the number of authorized shares of Common Stock from 15,000,000 to 30,000,000 and to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

   The Board of Directors has fixed the close of business on April 6, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

   If you do not expect to be personally present at the meeting, but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you fill in, sign and date the enclosed proxy and promptly return it by mail in the envelope provided.

                                          By Order of the Board of Directors


                                          Marvin P. Loeb
                                          Chairman

April 6, 2000


 YOUR VOTE IS IMPORTANT, IF YOU CANNOT BE PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.


                         THANK YOU FOR ACTING PROMPTLY

                                TRIMEDYNE, INC.
                       P.O. Box 57001, 2801 Barranca Rd.
                             Irvine, CA 92619-7001

                               ----------------

                                PROXY STATEMENT

                               ----------------

                      FOR ANNUAL MEETING OF STOCKHOLDERS
                          To be held on June 5, 2000

                                 INTRODUCTION

   The Annual Meeting of Stockholders ("Annual Meeting") is called to elect two persons as Class 3 directors of the Board of Directors of Trimedyne, Inc. (the "Company") for a three year period, and to approve the increase of the number of authorized shares of Common Stock from 15,000,000 to 30,000,000. The meeting, however, will be open for the transaction of such other business as may properly come before the meeting although, as of the date of this proxy statement, management does not know of any other business that will come before the meeting. If any other matters do come before the meeting, the persons named in the enclosed form of proxy are expected to vote said proxy in accordance with their judgment on such matters.

   This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about April 10, 2000. A copy of the Annual Report for the fiscal year ended September 30, 1999, which includes audited financial statements, is included herewith.

   The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors, and no compensation will be paid therefor. There will be no solicitation of proxies other than by mail or personal solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed by the Company for reasonable expenses incurred by them in connection therewith. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the
Company: (i) a duly executed proxy bearing a later date; or (ii) a written instrument revoking the proxy; or (iii) by attending the Annual Meeting and voting in person.

                               VOTING SECURITIES

   The Board of Directors has fixed the close of business on April 6, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

   As of January 24, 2000, the outstanding capital stock of the Company consisted of 11,120,445 shares of Common Stock. Each share of Common Stock is entitled to one vote in all matters.

   The shares for which the accompanying proxy is solicited will be voted FOR the proposals described herein, if no direction to the contrary is given, provided that the proxy is executed and returned by the stockholder prior to the annual meeting.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

   The following table sets forth the name of each beneficial owner of more than five percent of the Company's Common Stock known to the Company, by each director of the Company, by each named executive officer, and by all directors and executive officers as a group, the number of shares beneficially owned by such persons as of December 31, 1999 and the percent of the class so owned. Each person named in the table has sole investment and sole voting power with respect to the shares of Common Stock set forth opposite his name, except as otherwise indicated. All shares are directly owned or are held for the stockholder in street name, except as otherwise indicated.

                                            Name and Address          Amount and Nature of Percent of Class
         Title of Class                   of Beneficial Owner         Beneficial Ownership   Outstanding
         --------------            ---------------------------------- -------------------- ----------------
                                           Major Shareholder
Common Stock $.01 Par Value......  Marvin P. Loeb                            849,000(1)           7.6%
                                   2801 Barranca Road
                                   Irvine, CA 92604

                                    Directors and Executive Officers
                                   Donald Baker, Director                     50,000(2)             *
                                   Bruce N. Barron, Director                 220,000(3)           1.9%
                                   Richard F. Horowitz, Director              70,000(2)             *
                                   Shane H. Traveller, Treasurer, CFO          9,000(2)             *
                                   L. Dean Crawford, Sr V.P, COO              44,610(2)             *
                                   Richard A. Demmer, VP--Sales               42,700(2)             *
All Directors and Executive
Officers as a Group (7 persons)..                                          1,135,310(4)          10.1%

--------
(1) Includes 212,000 shares held by Mr. Loeb and his wife, 459,000 shares held by members of his family and a trust for their benefit, and currently exercisable options to purchase 246,000 shares. (See "EXECUTIVE COMPENSATION"). Mr. Loeb is also a director and CEO of the Company.

(2) Consists solely of currently exercisable stock options.

(3) Includes currently exercisable stock options to purchase 70,000 shares and 150,000 shares of Common Stock owned by Mr. Barron's wife and three daughters of which Mr. Barron disclaims beneficial ownership.

(4) Includes currently exercisable options to purchase 449,110 shares, which includes the options referred to in notes 1 through 3 above. Does not include 150,000 shares beneficially owned by Mr. Barron as such are also included in the beneficial ownership of Mr. Loeb.

*  Represents less than 1%.

                             ELECTION OF DIRECTORS

   At the Annual Meeting, two Class 3 directors are to be elected to hold office for a three year period and until their successors have been duly elected and qualified. The Company's by-laws provide for a Board of Directors comprised of seven directors, divided into three groups, each with terms of three years. There are currently three vacancies on the Board of Directors.

   The election of directors requires the affirmative vote of at least a majority of shares present or represented at the Annual Meeting at which a quorum (one-third of the outstanding shares) is present or represented. It is the intention of the persons named in the accompanying proxy form to vote FOR the election of the persons named in the table below as directors of the Company, unless authority to do so is withheld. In the event that the below listed nominees for directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

   The following table sets forth the name and age of the current nominees and of each Class 1 and Class 2 director (whose term does not expire at the Annual Meeting) and the year he was first elected a director:

     Name and Year First
           Elected                            Position Held                   Age
     -------------------                      -------------                   ---
   Nominee for Class 3
    Directors

   Marvin P. Loeb (1978)...  Chairman of the Board, President, Chief           73
                              Executive Officer and Director

   Richard F. Horowitz
    (1983).................  Director                                          59

   Present Class 1 Director

   Shane H. Traveller
    (2000).................  Director, President, and Chief Operating Officer  33

   Bruce N. Barron (1988)..  Director                                          45

   Present Class 2 Director

   Donald Baker (1983).....  Director                                          70

   Marvin P. Loeb has been a director of the Company since 1980, Chairman of the Board of the Company since March 1981, Chief Executive Officer of the Company since April 1991 and he served as President of the Company from April 1991 until November 1992. He has been the Chairman of the Board of Cardiodyne, Inc. (formerly Trioptic Laser, Inc., a 90% owned subsidiary of the Company) since May 1992. Since May 1986, he has been Chairman and a director of Cardiomedics, Inc., a privately held company which developed and is marketing a circulatory assist device. Since November 1988, he has been Chairman of Ultramedics, Inc., a privately held company whose principal interest is its investment in Cardiomedics, Inc. From April 1986 to June 1994, he was Chairman and a Director of Xtramedics, Inc. (now Athena Medical Corporation), a publicly held company engaged in the development of a feminine hygiene product. From December 1979 he was a director of Automedix Sciences, Inc., (now COMC, Inc., a publicly held company in the voice and data telecommunications business). From 1980 to June 1999, Mr. Loeb was a director of Contracap, Inc. (now Revenge Marine, Inc., a publicly held designer and manufacturer of motor yachts and boats). Mr. Loeb has been President of Master Health Services, Inc., a family held medical consulting firm, since 1973, and Marvin P. Loeb and Company, a family held patent licensing firm, since 1983. Mr. Loeb is Mr. Barron's father-in-law. Mr. Loeb holds an honorary Doctor of Science Degree from Pacific States University and a Bachelor of Science Degree from the University of Illinois.

   Richard F. Horowitz has been a director of the Company since April 1983. He also has been a director of Cardiodyne, Inc. (formerly Trioptic Laser, Inc.) since May 1992. He was a director of Automedix Sciences, Inc. (now COMC, Inc.) from November 1988 until 1999 and he has been a director of Cardiomedics, Inc. since 1992. Mr. Horowitz has been a practicing attorney in New York City for the past 35 years. He has been a member of the firm of Heller, Horowitz & Feit, P.C. (formerly Heller, Horowitz & Feit) since January 1979. Heller, Horowitz & Feit, P.C. has been securities counsel to the Company and to other entities with which Mr. Loeb is associated. Mr. Horowitz is a graduate of Columbia College and Columbia Law School. He is a member of the Association of the Bar of the City of New York and the New York State Bar Association.

   The other directors of the Company whose terms do not expire at the Annual Meeting are:

   Bruce N. Barron has been a director of the Company since August 1988 and was also a director of the Company from May 1980 to March 1983. He also has been a director of Cardiodyne, Inc. (formerly Trioptic Laser, Inc.) since May 1992. Since August 1999 he has been Chairman and CEO of Molecular Geriatrics Corporation, a privately owned company developing pharmaceuticals to treat, and a diagnostic to detect, Alzheimer's disease, having been President and CEO from April 1995 to August 1999 and a Chief Financial Officer from September 1993 until April 1995 and a director since June 1994; a director of Automedix Sciences (now COMC, Inc.) from 1984 until November 1996 and Secretary/Treasurer from December 1987 until November 1996; Treasurer, Chief Financial Officer and a director of Direct Therapeutics, Inc. (a privately owned company developing therapeutics for the treatment of cancer) from June 1991 until December 1998; a director of Cardiomedics, Inc. since May 1986 and a director of Toll Coating Services, a privately owned company providing specialty coating to various industries since January 1995. He has served without compensation from time to time since 1978 as a director, Secretary and/or Treasurer of Master Health Services, Inc., and other privately owned companies some of which Marvin P. Loeb, his father-in-law, has an interest. Members of Mr. Barron's family, but not Mr. Barron, are beneficiaries of a trust established by Mr. Loeb. Mr. Barron holds a B.S. degree in Accounting from the University of Illinois.

   Donald Baker has been a director of the Company since May 1983. He also has been a director of Cardiodyne, Inc. (formerly Trioptic Laser, Inc.) since August 1996. Mr. Baker recently retired after 39 years as a partner of the law firm of Baker & McKenzie. He holds a J.D.S. degree from the University of Chicago Law School. Mr. Baker is a Director of the Mid-America Committee on International Business and Government Cooperation, Chicago, Automedix Sciences (now COMC, Inc.), Santa Ana, CA and Cardiomedics, Inc., Santa Ana, CA. He is a member of the Chicago and American Bar Associations.

   Shane H. Traveller was elected President and Chief Operating Officer of the Company in February 2000. He was also elected a director of the Company. Mr. Traveller served as CFO of the Company since November 1998. Before joining the Company, he was CFO of Pyro Shield, Inc., an Irvine, CA based manufacturer of aerospace products from 1996-1998 and CFO of Worldwide Investment Network, Inc., an Irvine, CA based asset management company from 1994-1996. Mr. Traveller has a Bachelor of Science Degree in Accounting from Brigham Young University and is a CPA.

                                 ITEM II

   PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED
    CAPITAL BY 15,000,000 SHARES TO 30,000,000 SHARES OF COMMON STOCK

   The Certificate of Incorporation currently authorizes us to have 15,000,000 shares of common stock. The Board of Directors has approved the resolution and proposes to amend Article (IV) of our Certificate of Incorporation to increase the authorized capital to 30,000,000 shares of common stock. The company is pursuing an ongoing strategy to acquire technology and product lines, and to continue to raise capital, as needed, and may require having additional shares available to finance its growth plans. This proposal would not effect the validity or status of any currently outstanding shares of common stock.

   Of the 15,000,000 currently authorized shares of common stock, as of September 30, 1999, we had 10,982,056 shares of common stock outstanding and an additional 2,000,000 shares reserved under our stock option plans. The additional shares of common stock for which authorization is set would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. No holder of common stock has any preemptive rights. We currently have no plans for the issuance of any shares of common stock, except pursuant to the exercise of stock options.

   The Board of Directors believes that an increase in the number of shares of authorized common stock would benefit us and our stockholders by giving us needed flexibility in our corporate planning in responding to developments in our business, including possible financing and acquisition transactions, common stock splits or dividends and other general corporate purposes, although currently we have no plans to implement any of such strategies. Having such authorized shares available for issuance in the future would provide us with greater flexibility and, if necessary allow common stock to be issued in the future without the expense or delay of a special meeting. Unless otherwise required by applicable law or regulation, the shares of common stock to be authorized will be issued without further authorization by vote or consent of the stockholders and on such terms and for such consideration as may be determined by the Board of Directors.

   The Board of Directors could use the additional shares of common stock to discourage an attempt to change control of the company, even though a change in control might be perceived as desirable by some stockholders. The common stock to be authorized hereby will be available for such purposes. The ability to issue additional shares of common stock also would allow the Board of Directors to issue shares only to shareholders supportive of management's position. This could provide management with the means to block a business combination considered desirable by some shareholders.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT (ITEM 2 ON THE ENCLOSED PROXY CARD) INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE FROM 15,000,000 TO 30,000,000.

                              EXECUTIVE OFFICERS

   The executive officers of the Company who are not also directors or nominees for director are:

   L. Dean Crawford, has been Senior Vice President-Research and Development since April 1997. Mr. Crawford had been Vice President-Operations/Research & Development since July 1995 and Vice President-Delivery Systems since May 1992. Mr. Crawford has been with Trimedyne since February 1989. Before joining the Company, he was a manufacturing engineer and R&D Section Manager for Baxter Edwards Critical Care Division. Mr. Crawford has a Bachelors and Masters of Engineering Degree in Mechanical Engineering from Brigham Young University.

   Richard A. Demmer, has been Vice President of International Sales and Corporate Secretary since 1990. Mr. Demmer had been Executive Vice President and Secretary of the Company and President, Industrial Products Division (Poly-Optical Products, Inc. and Laser Ionics, Inc.) since September 1987. He had been Secretary-Treasurer of the Company from September 1987 through November 1988 and previously served in that capacity from September 1985 to December 1986. He had been Vice President and General Manager, Industrial Products Division since September 1986. Prior to September 1986, Mr. Demmer was Vice President and General Manager (since 1978) and a Director (since April 1985) of the Company's subsidiary, Poly-Optical Products, Inc.

                   BOARD OF DIRECTORS MEETING AND COMMITTEES

   During the 1999 fiscal year, there were two meetings of the Board of Directors. A number of actions, however, were taken by written unanimous consent resolutions of the directors. In 1988, the Board of Directors created a standing Audit Committee and a standing Compensation Committee, each of which currently consists of Messrs. Baker, Barron and Horowitz. There was one formal Audit and Compensation Committee meeting during the fiscal 1999 year, one informal meeting and several written consent resolutions were made by the Compensation Committee. The Board does not have a standing Nominating Committee. No director was absent from more than 33% of the Board meetings or meetings of the Committee(s) of which he was a member.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

   The following table sets forth the executive compensation paid during the fiscal years ended September 30, 1999 and 1998 to all Executive officers of Trimedyne who earned more than $100,000 in combined salary and bonus in fiscal 1999:

                                    TABLE I
                             SUMMARY COMPENSATION

                                                      Long-Term
                                                     Compensation
                                                        Awards
                                                     ------------
                                         Annual
                                     Compensation(1)  Securities
                                     ---------------- Underlying   All Other
Name of Individual and                Salary  Bonus    Options    Compensation
Principal Position              Year   ($)      ($)      (#)         ($)(2)
----------------------          ---- -------- ------------------- ------------
Marvin P. Loeb................. 1999  209,435                        14,788
 Chairman of the Board,
 President and                  1998  196,013          200,000        4,075
 Chief Executive Officer

L. Dean Crawford, Sr. ......... 1999  125,923           15,000        6,488
 V.P.-Research and Development  1998  105,456           10,000        5,359

Richard A. Demmer.............. 1999   96,699  6,486                  7,340
 V.P. of International Sales,
 Secretary                      1998   90,451  6,544    60,000        7,285

--------
(1) Amounts shown include cash and non-cash compensation earned and received by executive officers.

(2) Amounts of Other Annual Compensation shown for officers include the cost of (i) car allowances and expenses and (ii) costs of 401(k) matching contributions.

   REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS CONCERNING
                                 COMPENSATION

   The following report of the Compensation Committee is provided solely to the shareholders of the Company pursuant to the requirements of Schedule 14A promulgated under the Securities Exchange Act of 1934, and shall not be deemed to be "filed" with the Securities and Exchange Commission for the purpose of establishing statutory liability. This Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this Proxy Statement.

   The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, approves the compensation plans and specific compensation levels for executive officers, and administers the 1997 Incentive and Non-Qualified Stock Option Plan as well as the Company's other Stock Option Plans as they related to executive officers. The Compensation Committee is composed of three independent, non-employee directors who have no interlocking relationships as defined by the SEC.

   The Compensation Committee believes that the compensation of the Chief Executive Officer (CEO) should be heavily influenced by Company performance. Therefore, although there is necessarily some subjectivity in setting their salaries, major elements of the compensation package are related to Company performance. The Committee establishes their salaries by considering the salaries of executives of comparably sized companies and their performance according to data obtained by the Committee from independent outside information.

   The Compensation Committee has adopted similar policies with respect to compensation of other officers of the Company. Using salary survey data received from outside sources, the Committee establishes base salaries that are within the range of salaries for persons holding similarly responsible positions at other companies. In addition, the Committee considers factors such as relative company performance, the individual's past performance and future potential in establishing the base salaries of executive officers.

   As with the CEO, the number of options granted to the other officers is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth. All options are originally granted at the current market price on the date of grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for management to create value for stockholders. The Committee, therefore, views stock options as an important component of its long-term, performance-based compensation philosophy.

                                          Donald Baker
                                          Bruce N. Barron
                                          Richard F. Horowitz

                               PERFORMANCE GRAPH

   The following graph shows a five year comparison of cumulative total returns* for Trimedyne, Stock Market Index (U.S. companies) and a Peer Group** Index.


                              [Graph appears here]

                            ANNUAL RETURN PERCENTAGE

                                                         Years Ending
                                              ----------------------------------
Company Name/Index                            Sep 95 Sep 96 Sep 97 Sep 98 Sep 99
------------------                            ------ ------ ------ ------ ------
Trimedyne Inc................................  0.00   7.80  -37.69 -65.09 106.61
NASDAQ US Index.............................. 38.07  18.67   37.31   1.69  62.44
Peer Group................................... 99.80   1.70   44.72 -65.51 109.32

                                INDEXED RETURNS

                                                     Years Ending
                                       -----------------------------------------
                                        Base
                                       Period
Company Name/Index                     Sep 94 Sep 95 Sep 96 Sep 97 Sep 98 Sep 99
------------------                     ------ ------ ------ ------ ------ ------
Trimedyne Inc.........................  100   100.00 107.80  67.18  23.45  48.45
NASDAQ US Index.......................  100   138.07 163.85 224.97 228.78 371.62
Peer Group............................  100   199.80 203.19 294.05 101.41 212.27

Peer Group Companies

Coherent Inc
Laser Industries Ltd--Ord (Acq Feb '98)
Laserscope
Medstone International Inc
--------
 * Total returns assumes reinvestment of dividends.
** The Peer Group includes Coherent Inc., Laser Industries, Ltd., Medstone
   International, Inc., Surgical Laser Technology, Inc., and Laserscope, Inc. Each company within the Peer Group was selected based on their similar product lines and marketing areas.

   IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

   THE FOREGOING REPORT OF THE BOARD OF DIRECTORS REGARDING COMPENSATION AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED UNLESS SPECIFICALLY INCORPORATED.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

   There were 25,000 stock options granted to the executive officers during the fiscal year ended September 30, 1999.

                   STOCK OPTIONS HELD AT END OF FISCAL YEAR

   The following table provides information related to options exercised during the 1999 fiscal year and unexercised options held by the named executive officers as of the end of such fiscal year.

                         FISCAL YEAR-END OPTION VALUES

                                                        Number of Securities
                                                             Underlying               Value of Unexercised
                                                         Unexercised Options          In-the-Money  Options
                                                          at FY End (#)(1)              at FY End ($)(2)
                         Shares Acquired    Value     ------------------------- ---------------------------------
                         On Exercise (#) Realized ($) Exercisable Unexercisable Exercisable ($) Unexercisable ($)
                         --------------- ------------ ----------- ------------- --------------- -----------------
Marvin P. Loeb..........        --             --       246,000      74,000        $108,240          $32,560

L. Dean Crawford........     10,000        $13,438       44,610      33,400          19,628            8,096

Richard A. Demmer.......        --             --        42,700      51,800          18,788           22,792

--------
1) Non-Qualified Stock Options granted have a term of six years, and Incentive Stock Options granted have a term of ten years. All Options are subject to earlier termination, with options becoming exercisable over periods of three years for Non-Qualified Stock options and five years for Incentive Stock Options from dates of grant. See footnote 1 to "Stock Option Grants in Last Fiscal Year" above for additional information or general terms which apply to all stock option awards made.

2) Values were calculated by multiplying the closing market price of Trimedyne Common Stock at September 30, 1999 ($1.94 per share as reported by NASDAQ on that date) by the respective number of shares and subtracting the option price. No dollar value indicates that the market price at September 30, 1999 is lower than the exercise price.

                         TRANSACTIONS WITH MANAGEMENT

   The following transactions occurred during fiscal 1999 in which the present directors, officers and key employees of the Company had a direct or indirect material interest. The Company believes that the terms of the transactions described below are as favorable as could have been obtained with unaffiliated third parties.

   Mr. Horowitz, a director of the Company, is a member of the firm of Heller, Horowitz & Feit, P.C., securities counsel to the Company. Heller, Horowitz & Feit, P.C. also represents other companies of which Mr. Loeb is a director, officer and/or controlling stockholder. During the fiscal year ended September 30, 1999, the Company paid $56,000 to the above law firm. Mr. Barron, a director, is also a consultant to the Company and was compensated at the rate of $2,800 per month receiving a total of $33,600 in fiscal 1999.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   The Company has appointed McKennon, Wilson & Morgan LLP as independent public accountants to examine the consolidated financial statements of the Company for the current fiscal year. The selection of McKennon, Wilson & Morgan LLP was approved by the Board of Directors prior to their appointment. McKennon, Wilson & Morgan LLP has advised the Company that they do not have any material financial interests in, or any connection (other than as independent accountants) with the Company. There were no disagreements with the Company's auditors on accounting and auditing matters during the two fiscal years ended September 30, 1999.

   A representative of McKennon, Wilson & Morgan LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement if the representative desires to do so and will to be available to respond to appropriate questions from stockholders.

                        STOCKHOLDERS PROPOSALS FOR 2000
                        ANNUAL MEETING OF STOCKHOLDERS

   Proposals which stockholders intend to present at the Annual Meeting of Stockholders to be held in 2001 must be received by the Company by December 31, 2000 to be eligible for inclusion in the proxy material for the 2001 Annual Meeting.

                          ANNUAL REPORT ON FORM 10-K

   Upon sending a written request to Trimedyne, Inc., P.O. Box 57001, 2801 Barranca Road, Irvine, California 92619-7001, Attention: Shane H. Traveller, stockholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, and any amendments thereto, as filed with the Securities and Exchange Commission.

                                 OTHER MATTERS

   As of the date of this Proxy Statement, the only business which management expects to be considered at the Annual Meeting is the election of directors. However, if any other matters come before the Annual Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

                                          By Order of the Board of Directors,

                                          Marvin P. Loeb
                                          Chairman of the Board

Dated: April 6, 2000

                                TRIMEDYNE, INC.
                       P.O. Box 57001, 2801 Barranca Rd.
                             Irvine, CA 92619-7001

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders--June 5, 2000

  The undersigned, as a Stockholder of TRIMEDYNE, INC. (the "Company"), hereby appoints MARVIN P. LOEB and RICHARD F. HOROWITZ, or either of them, the true and lawful proxies and attorneys in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held at 2:00 p.m. on June 5, 2000 at 2801 Barranca Road, Irvine, CA 92606, and any adjournments thereof, and hereby authorizes them to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy Statement and Notice dated April 6, 2000:

             (Please Sign and Date the Proxy on the Reverse Side)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Please mark
                                                                                                                   your votes   [X]
                                                                                                                   like this
                                               FOR               WITHHOLD AUTHORITY
                                     the nominee listed at    to vote for the nominee
                                     right except as marked       listed at right:
                                        to the contrary:
1.  ELECTION OF CLASS 3 DIRECTORS            [_]                       [_]               2. IN THE DISCRETION OF SUCH PROXIES UPON
    (Three year term)                                                                       ALL OTHER MATTERS WHICH MAY PROPERLY
    NOMINEE: Marvin P. Loeb                                                                 COME BEFORE THE MEETING.

                                                                                         This Proxy is revocable at any time, and
                                                                                         the undersigned reserves the right to
                                                                                         attend the meeting and vote in person. The
                                                                                         undersigned hereby revokes any proxy
                                                                                         heretofore given in respect of the shares
                                                                                         of the Company.
                                               FOR              WITHHOLD AUTHORITY
                                     the nominee listed at    to vote for the nominee    THE BOARD OF DIRECTORS URGES THAT YOU FILL
                                     right except as marked       listed at right:       IN, SIGN AND DATE THE PROXY AND RETURN IT
                                        to the contrary:                                 PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.
    NOMINEE: Richard F. Horowitz             [_]                       [_]               NO POSTAGE IS NECESSARY IF MAILED IN THE
                                                                                         UNITED STATES.


                                                                                         CORRECT ADDRESS IF NECESSARY

                                                                                          THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                                                                          VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                                                                          UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
                                                                                          IS MADE, THIS PROXY WILL BE VOTED FOR THE
                                                                                          ELECTION OF THE NOMINEES IDENTIFIED ABOVE
                                                                                          TO THE BOARD OF DIRECTORS IN THE
                                                                                          DISCRETION OF THE PROXIES NAMED, AND ON
                                                                                          SUCH OTHER MATTERS AS MAY PROPERLY COME
                                                                                          BEFORE THE MEETING.

     Signature* ____________________________________________________________________________   No. of Shares _____________________

     Signature if held jointly* ____________________________________________________________   Date _________________________, 2000

     *NOTE: Please sign exactly as name(s) appear on your Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign.
------------------------------------------------------------------------------------------------------------------------------------